Exhibit 99.2
PRENTISS
PROPERTIES
TRUST
SUPPLEMENTAL OPERATING & FINANCIAL DATA
For the Quarter Ended September 30, 2005

Where to Get More Information
Prentiss Properties welcomes questions or comments from stockholders, analysts, investment managers, media or any prospective investor. Please address all inquiries to our Investor Relations Department at the following:

By phone
Switchboard	214.654.0886
Investor Relations	214.654.5720

By facsimile	214.350.2437

By email	ir@pplinc.com

By mail	Prentiss Properties Trust
Investor Relations
3890 W. Northwest Hwy.
Suite 400
Dallas, Texas 75220

Web site	www.prentissproperties.com
Tentative Earnings Announcements and Dividend Declaration

	2005 Q4	2006 Q1
Earnings Announcements	1/31	4/18
Dividend Declarations	12/7	3/8

Prentiss Properties Trust
Supplemental Information
3rd Quarter 2005

Overview and Highlights
Financial Highlights	1
Calculation of FFO and FAD	2
Calculation of NOI	3
Consolidated Balance Sheets	4
Consolidated Statements of Income	5
Joint Venture Financial Summary	6
Same Store Growth	7
Portfolio Analysis	8
Significant Tenants	9
Industry Diversification	10

Leasing
Leasing Activity Summary	11
Year-To-Date Renewal Analysis	12
Lease Expirations	13-16

Capital Expenditures
Development, Leasing and Capital Expenditure Summary	17
Capital Expenditures	18
Year-to-Date Non Incremental Leasing Cost Analysis	19
Non-Incremental Leasing Cost Analysis by City	20

Development
Summary of Land Held for Future Development	21
Summary of Development Activity	22
Description and Facts for Properties Under Development	23

Other Information
Acquisition and Disposition Activity	24
Description and Facts for Properties Acquired	25-26
Summary of Properties Owned and Managed	27
Selected Property Data	28-29
Summary of Financing	30
Return on Invested Capital/Stock Performance	31
Definitions of Non-GAAP Financial Measures	32-34

Financial Highlights
(dollar in thousands, except per share amounts, shares and units in thousands)

	For the Three Months Ended or as of
	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
Financial Information (1)
Assets	2,447,473	2,430,041	2,336,131	2,306,522	2,240,255
Gross Book Value of Real Estate Assets	2,325,168	2,346,560	2,255,773	2,227,015	2,173,045
Unsecured Debt	358,660	522,230	413,026	406,260	367,830
Secured Debt	966,119	857,574	855,268	807,047	781,393
Weighted Average Maturity (years) (2)	6.5	6.3	6.0	4.1	4.4

NOI	58,836	57,612	55,949	57,067	58,479
Total Property Revenues (3)	101,713	96,009	95,237	94,732	93,477
Total Property Expenses (4)	38,329	35,115	36,363	36,257	32,421
Property NOI	63,384	60,894	58,874	58,475	61,056
Property Operating Margin	62.32%	63.43%	61.82%	61.73%	65.32%
Adjusted FFO/Share (5)	$0.72	$0.73	$0.73	$0.75	$0.77

Capitalization
Total Debt (1)	1,324,779	1,379,804	1,268,294	1,213,307	1,149,223

Total Common Shares Outstanding (6)	46,329	45,238	45,189	45,063	44,925
Total Convertible Preferred Shares Outstanding	2,824	3,774	3,774	3,774	3,774
Total OP Units Outstanding	1,797	1,297	1,329	1,335	1,417
Combined Shares and OP Units Outstanding	50,950	50,309	50,292	50,172	50,116
Share Price at Quarter End	$40.60	$36.44	$34.16	$38.20	$36.00
Equity Value of Common and Common Equivalents	2,068,570	1,833,260	1,717,975	1,916,570	1,804,176

Total Market Capitalization	3,393,349	3,213,064	2,986,269	3,129,877	2,953,399
Debt/Total Market Capitalization	39.0%	42.9%	42.5%	38.8%	38.9%

Financial Ratios
Interest Coverage	2.66	2.77	2.89	3.01	3.02
Fixed Charge Coverage (including preferred dividends)	2.48	2.51	2.60	2.71	2.72
Adjusted FFO Pay-out (6)	77.92%	76.64%	76.69%	75.07%	72.62%
FAD Pay-out	111.25%	121.82%	114.68%	135.30%	105.23%
FAD Less Dividends	(2,875)	(5,050)	(3,606)	(7,330)	(1,395)
ROIC — Annualized NOI / Operating Real Estate	10.67%	10.30%	10.35%	10.33%	10.86%
ROIC — Annualized NOI / (Op. Real Estate + Net Deferred Leasing Cost)	9.69%	9.33%	9.40%	9.36%	9.95%
Annualized NOI / Total Assets (book value before depreciation)	8.61%	8.48%	8.56%	8.87%	9.38%
Debt / Total Assets (book value before depreciation)	48.45%	50.79%	48.52%	47.17%	46.08%
Debt / Annualized NOI	5.63	5.99	5.67	5.32	4.91

(1)	—	Amounts adjusted to Prentiss Properties’ ownership percentage for unconsolidated and consolidated joint ventures.

(2)	—	Excludes our line of credit.

(3)	—	Includes property revenues from discontinued operations.

(4)	—	Includes property expenses from discontinued operations.

(5)	—	Adjusted to add back impairment losses and debt defeasance related to real estate.

(6)	—	Includes 61,398 shares in treasury related to our deferred compensation plan.

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2005 Page 1

Calculation of FFO and FAD
For Common Shares and Common Share Equivalents
(000s, except per share data)

	Nine Months Ended		Three Months Ended
	9/30/2005	9/30/2004	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
Funds from Operations (FFO)

Net income	$86,334	$48,345	$64,813	$8,818	$12,703	$14,078	$12,554
Adjustments:
Real estate depreciation and amortization(1)	76,612	71,135	26,160	26,045	24,407	24,294	24,368
Minority interests(2)	2,639	1,367	2,132	195	312	366	333
Minority interest share of depreciation and amortization	(4,673)	(3,305)	(1,664)	(1,578)	(1,431)	(1,377)	(1,181)
Pro rata share of joint venture depreciation and amortization	1,881	2,229	531	603	747	756	749
Issue costs of preferred units redeemed	—	(1,600)	—	—	—	—	—
(Gain)/loss on sale of real estate	(65,773)	(9,586)	(65,756)	(2)	(15)	(3,593)	1,821
FFO applicable to common and common equivalents	$97,020	$108,585	$26,216	$34,081	$36,723	$34,524	$38,644
Debt prepayment fee, impairment loss and debt defeasance related to real estate	12,972	5,316	10,264	2,708	—	2,900	—
Adjusted FFO applicable to common and common equivalents	$109,992	$113,901	$36,480	$36,789	$36,723	$37,424	$38,644
Weighted average common shares, units and common shares equivalents (diluted)	50,382	49,572	50,703	50,218	50,214	50,174	50,086
Adjusted FFO per weighted average shares outstanding (diluted)	$2.18	$2.30	$0.72	$0.73	$0.73	$0.75	$0.77

Funds Available for Distribution (FAD)

Adjusted FFO	$109,992	$113,901	$36,480	$36,789	$36,723	$37,424	$38,644
Adjustments:
Straight-line rent adjustment	(5,555)	(6,909)	(1,608)	(1,726)	(2,221)	(2,053)	(2,199)
FAS 141 adjustment	(906)	(590)	(434)	(317)	(155)	(162)	(344)
Amortization of deferred financing fees	1,934	1,807	631	614	689	544	646
Capital expenditures	(32,213)	(27,771)	(9,520)	(12,214)	(10,479)	(14,987)	(10,077)

FAD	$73,252	$80,438	$25,549	$23,146	$24,557	$20,766	$26,670
Weighted average common shares, units and common shares equivalents (diluted)	50,382	49,572	50,703	50,218	50,214	50,174	50,086

Dividend per share	$1.680	$1.680	$0.560	$0.560	$0.560	$0.560	$0.560
Total dividend declared	$84,783	$83,831	$28,424	$28,196	$28,163	$28,096	$28,065

Payout ratio of Adjusted FFO	77.08%	73.60%	77.92%	76.64%	76.69%	75.07%	72.62%
Payout ratio of FAD	115.74%	104.22%	111.25%	121.82%	114.68%	135.30%	105.23%

(1)	—	Excludes depreciation and amortization not related to real estate.

(2)	—	Represents the minority interest attributable to holders of common partnership units. The units are included in the share count.

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2005 Page 2

Calculation of NOI
(dollars in thousands)

	Nine Months Ended		Three Months Ended
NOI	9/30/2005	9/30/2004	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004

Net income	$86,334	$48,345	$64,813	$8,818	$12,703	$14,078	$12,554
Adjustments:
Interest expense and amortization of financing	60,929	53,370	22,044	20,292	18,593	17,992	18,231
Real estate depreciation and amortization	76,612	71,135	26,160	26,045	24,407	24,294	24,368
Minority interests share of interest expense and deferred financing	(2,593)	(372)	(1,077)	(830)	(686)	(574)	(372)
Minority interests share of depreciation and amortization	(4,673)	(3,305)	(1,664)	(1,578)	(1,431)	(1,377)	(1,181)
Other depreciation and amortization	502	396	172	178	152	163	144
Tax expenses	(544)	(175)	2	(210)	(336)	524	276
Minority interests applicable to common units	2,639	1,367	2,132	195	312	366	333
Minority interests applicable to preferred units	69	1,243	25	23	21	19	17
Loss on investment in securities	—	420	—	—	—	—	—
(Gain)/loss on sales, net of related defeasance cost	(65,705)	(4,270)	(65,688)	(2)	(15)	(3,593)	1,821
Loss from impairment of mortgage loan	500	—	—	500	—	2,900	—
Loss on impairment of discontinued operations	10,196	—	10,196	—	—	—	—
Equity in income of unconsolidated joint ventures	148	(1,790)	(697)	1,543	(698)	(639)	(616)
Net operating income of unconsolidated joint ventures	7,983	8,658	2,418	2,638	2,927	2,914	2,904

NOI	$172,397	$175,022	$58,836	$57,612	$55,949	$57,067	$58,479

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2005 Page 3

Prentiss Properties Trust
Consolidated Balance Sheets
(in thousands, except share and per share amounts)

	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
Assets
Operating real estate:
Land	$374,419	$369,160	$349,779	$341,321	$336,245
Buildings and improvements	1,900,306	1,915,883	1,827,141	1,789,043	1,731,346
Less: accumulated depreciation	(259,076)	(257,923)	(245,518)	(234,007)	(224,748)

	2,015,649	2,027,120	1,931,402	1,896,357	1,842,843

Construction in progress	38,871	34,955	28,963	23,417	18,085
Land held for development	63,786	61,948	59,084	59,014	58,871

Deferred charges and other assets, net	292,681	287,405	269,015	260,283	236,392
Notes receivable, net	—	1,000	1,500	1,500	5,440
Receivables, net	60,434	61,272	55,910	55,772	54,841
Cash and cash equivalents	8,813	10,570	10,785	8,586	6,956
Escrowed cash	45,743	8,830	7,151	9,584	9,579
Investments in securities and insurance contracts	5,208	5,014	5,110	3,279	2,928
Investments in unconsolidated joint ventures	7,139	6,842	14,648	12,943	12,906
Interest rate hedges	7,462	3,286	7,242	2,804	2,107

Total assets	$2,545,786	$2,508,242	$2,390,810	$2,333,539	$2,250,948

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and notes payable	$1,356,630	$1,393,100	$1,249,083	$1,191,911	$1,115,534
Interest rate hedges	385	1,254	1,222	3,850	6,775
Accounts payable and other liabilities	99,967	100,395	89,059	105,304	93,255
Distributions payable	28,476	28,224	28,192	28,103	28,072

Total liabilities	1,485,458	1,522,973	1,367,556	1,329,168	1,243,636

Minority interest in operating partnership	34,856	23,425	24,613	24,990	26,790

Minority interest in real estate partnerships	52,262	44,905	62,029	35,792	30,858

Commitments and contingencies

Shareholders’ equity:
Preferred shares $.01 par value, 20,000,000 shares authorized, 2,823,585 shares issued and outstanding	74,825	100,000	100,000	100,000	100,000
Common shares $.01 par value, 100,000,000 shares authorized, 49,562,335 and 48,268,845 (includes 3,294,951 and 3,286,957 in treasury) shares issued and outstanding at September 30, 2005 and December 31, 2004, respectively	496	484	484	483	481
Additional paid-in capital	1,066,042	1,026,708	1,024,545	1,020,917	1,017,744
Common shares in treasury, at cost, 3,294,951 and 3,286,957 shares at September 30, 2005 and December 31, 2004, respectively	(83,468)	(82,379)	(82,376)	(82,694)	(82,505)
Unearned compensation	(4,910)	(5,700)	(6,491)	(3,386)	(3,827)
Accumulated other comprehensive income	7,710	2,599	6,595	(302)	(4,061)
Retained earnings/(distributions in excess of earnings)	(87,485)	(124,773)	(106,145)	(91,429)	(78,168)

Total shareholders’ equity	973,210	916,939	936,612	943,589	949,664

Total liabilities and shareholders’ equity	$2,545,786	$2,508,242	$2,390,810	$2,333,539	$2,250,948

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2005 Page 4

Prentiss Properties Trust
Consolidated Statements of Income
(in thousands, except per share amounts)

	Nine Months Ended		Three Months Ended
	9/30/2005	9/30/2004	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
Revenues:
Rental income	$244,605	$219,244	$86,490	$79,894	$78,221	$76,888	$76,032
Service business and other income	10,054	9,590	3,530	3,494	3,030	4,274	3,215

	254,659	228,834	90,020	83,388	81,251	81,162	79,247

Operating expenses:
Property operating and maintenance	66,745	55,341	24,008	20,982	21,755	21,636	19,881
Real estate taxes	23,784	20,064	8,320	7,709	7,755	7,155	6,441
General and administrative and personnel cost	11,569	8,793	4,997	3,689	2,883	3,010	3,423
Expenses of service business	8,646	6,785	3,099	2,892	2,655	3,213	2,670
Depreciation and amortization	64,354	56,085	23,242	21,318	19,794	19,622	20,014

	175,098	147,068	63,666	56,590	54,842	54,636	52,429

Other expenses:
Interest expense	52,772	45,454	19,294	17,646	15,832	15,578	15,795
Amortization of deferred financing costs	1,916	1,779	657	556	703	551	646

Income from continuing operations before equity in income of unconsolidated joint ventures, loss on securities, impairment and minority interests	24,873	34,533	6,403	8,596	9,874	10,397	10,377

Equity in income of unconsolidated joint ventures	(148)	1,790	697	(1,543)	698	639	616
Loss on investment in securities	—	(420)	—	—	—	—	—
Loss from impairment of mortgage loan	(500)	—	—	(500)	—	(2,900)	—
Minority interests	(758)	(2,250)	(225)	(103)	(430)	(179)	(222)

Income from continuing operations	23,467	33,653	6,875	6,450	10,142	7,957	10,771

Discontinued operations:
Income from discontinued operations including impairment losses	(738)	10,860	(5,794)	2,435	2,621	2,715	3,661
Gain/(loss) from disposition of discontinued operations	65,773	8,364	65,756	2	15	3,593	(1,821)
Loss from debt defeasance related to sale of real estate	(68)	(5,316)	(68)	—	—	—	—
Minority interest related to discontinued operations	(2,100)	(438)	(1,956)	(69)	(75)	(187)	(57)

	62,867	13,470	57,938	2,368	2,561	6,121	1,783

Income before gain/(loss) on sale of land	86,334	47,123	64,813	8,818	12,703	14,078	12,554

Gain/(loss) on sale of land	—	1,222	—	—	—	—	—

Net income	86,334	48,345	64,813	8,818	12,703	14,078	12,554
Preferred dividends	(5,807)	(7,939)	(1,581)	(2,113)	(2,113)	(2,113)	(2,113)

Net income applicable to common shareholders	$80,527	$40,406	$63,232	$6,705	$10,590	$11,965	$10,441

Net income per common share — basic	$1.77	$0.91	$1.33	$0.15	$0.24	$0.27	$0.23

Weighted average number of common shares outstanding — basic	45,197	44,170	45,795	44,902	44,884	44,799	44,691

Net income per common share — diluted	$1.76	$0.91	$1.32	$0.15	$0.23	$0.27	$0.23

Weighted average number of common shares and common share equivalents outstanding-diluted	45,459	44,358	46,129	45,122	45,109	45,024	44,882

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2005 Page 5

Joint Venture Financial Summary
As of and for the Quarter Ended September 30, 2005
(dollars in thousands)

	Unconsolidated Joint Ventures		Consolidated Joint Ventures
	Prentiss Ownership %		Prentiss Ownership %
		Unconsolidated	Prentiss Office	Del Mar	Consolidated
	Broadmoor	Joint Ventures	Investors	Heights	Joint Ventures
	Austin	Total	51%	70%	Total
	50%
Results of Operations
Rental income before straight-line	$2,953	$2,953	$4,478	$—	$4,478
Straight-line adjustment	(131)	(131)	212	—	212
Other income	1	1	10	2	12

Revenues	2,823	2,823	4,700	2	4,702

Property operating expenses	(405)	(405)	(1,817)	—	(1,817)
Depreciation and amortization	(531)	(531)	(1,732)	—	(1,732)
Interest expense	(1,190)	(1,190)	(1,084)	—	(1,084)
Amortization of deferred financing costs	—	—	(37)	—	(37)

Net income	$697	$697	$30	$2	$32

Add:
Depreciation	531	531	1,732	—	1,732

Funds from operations	$1,228	$1,228	$1,762	$2	$1,764

Add:
Interest expense	1,190	1,190	1,084	—	1,084
Amortization of deferred financing costs	—	—	37	—	37

NOI	$2,418	$2,418	$2,883	$2	$2,885

Balance Sheet Information
Real estate book value	$70,034	$70,034	$116,628	$23,783	$140,411
Accumulated depreciation	(30,643)	(30,643)	(2,958)	—	(2,958)

Real estate book value after depreciation	$39,391	$39,391	$113,670	$23,783	$137,453

Assets	$48,077	$48,077	$139,564	$28,699	$168,263

Debt (1)	$63,360	$63,360	$87,473	$17,263	$104,736

Equity	$(16,654)	$(16,654)	$49,528	$8,563	$58,091

(1)	— all joint venture debt is non-recourse.

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 6

Same Store Growth
(in thousands, except per share amounts)

		Three Months Ended September 30,
		2005	2004
Revenues:
Rental income		$87,710	$86,758
Less:
Straight-line rent adjustment		1,617	2,135
Termination fee income		1,825	3,189

Management and other fees, net		59	24

		84,327	81,458	3.5%

Expenses:
Property operating and maintenance		23,787	21,300	11.7%
Real estate taxes		9,460	8,391	12.7%

		33,247	29,691	12.0%

		51,080	51,767	-1.3%

Occupancy		88.3%	88.8%

Properties	120

Square Feet	16,975

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 7

Portfolio Analysis: Operating Properties

	Percentage of NOI			Percentage Leased			Rentable Square Footage (000s) of
	by Location and Building Type			by Location and Building Type			Properties by Location and Building Type
	For the Quarter Ended 9/30/05			at September 30, 2005			at September 30, 2005
										% of
	Office	Industrial	Total	Office	Industrial	Total	Office	Industrial	Total	Total
Core Markets

Metropolitan Washington, D.C.	30.2%		30.2%	89.1%		89.1%	4,443		4,443	24.6%

Dallas / Fort Worth	23.1%		23.1%	87.1%		87.1%	4,717		4,717	26.1%

Austin	11.7%		11.7%	98.3%		98.3%	1,673		1,673	9.3%

Northern California	13.9%		13.9%	95.5%		95.5%	2,244		2,244	12.4%

San Diego	6.6%	1.1%	7.7%	95.1%	98.5%	95.9%	814	268	1,082	6.0%

Other Markets

Chicago	7.9%		7.9%	88.7%		88.7%	1,686		1,686	9.3%

Los Angeles		2.8%	2.8%		88.3%	88.3%		1,253	1,253	6.9%

Denver	1.4%		1.4%	67.8%		67.8%	709		709	3.9%

Detroit	1.3%		1.3%	89.7%		89.7%	242		242	1.3%

	96.1%	3.9%	100.0%	89.7%	90.1%	89.7%	16,528	1,521	18,049	100.0%

				Percentage of Total			91.6%	8.4%	100.0%

Notes:

(1)	— Analysis relates to operating properties owned at the end of the period only.

(2)	— Jointly owned properties are included at Prentiss Properties Trust’s ownership share

(3)	— Excludes information related to Chicago industrial properties sold 10/14/05.

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 8

Significant Tenants
September 30, 2005

			Percentage
		Annualized	of Company	Square	Percentage
		Base Rental	Annualized	Feet	of Company
	Number of	Revenue	Base Rental	Leased	Leased
Tenants	Properties	($000)’s	Revenue	(000)’s	Sq. Ft.	Month of Lease Expiration (Sq.Ft. in 000’s)
IBM	4	18,576	6%	973	6%	1/08 (24); 8/08 (150); 9/09 (163); 3/11 (387); 1/13 (80); 3/16 (169);
Kaiser Foundation Health Plan	2	12,557	4%	407	3%	8/08 (24); 3/09 (23); 6/10 (24); 2/11 (313); 11/11 (23)
7-11, Inc.	1	9,652	3%	504	3%	4/07
Northrop Grumman Corporation	4	7,074	2%	267	2%	8/07 (73); 3/08 (168); 4/08 (26)
Wells Fargo	5	7,216	2%	360	2%	9/06 (3); 3/08 (10); 12/08 (13); 7/10 (334)
Bearingpoint, Inc. (1)	1	6,636	2%	239	1%	9/14
General Services Administration-U.S. Govt	5	5,827	2%	303	2%	1/06 (82); 2/06 (19); 2/07 (36); 4/07 (3); 10/12 (9); 2/13 (51); 9/13 (103)
CGI Group, Inc.	1	5,110	2%	264	2%	2/11
R.R. Donnelley	1	5,071	2%	257	2%	8/11
Aspen Systems Corporation	1	4,716	1%	208	1%	12/05 (11); 9/07 (30); 9/13 (167)
AT & T	2	4,600	1%	205	1%	4/06 (1); 12/06 (38); 5/09 (166)
Perot Systems	2	4,535	1%	170	1%	12/11 (71); 7/15 (99)
SRA International	1	4,451	1%	183	1%	4/06 (23); 12/07 (84); 6/10 (76)
Americredit	1	4,403	1%	238	1%	5/11
Burlington Resources	1	4,266	1%	199	1%	6/13
World Savings & Loan	2	4,056	1%	157	1%	12/07 (148); 2/10 (9)
Brandes Investments	1	4,074	1%	128	1%	9/11
National Union Fire Insurance (AIG)	1	3,993	1%	193	1%	2/09
Thomson Corporation	2	3,752	1%	210	1%	5/11 (82); 7/13 (128)
HMSHost	1	3,365	1%	102	1%	12/06
Celanese Corporation	2	3,330	1%	215	1%	7/17

Total:		127,260	39%	5,782	36%

Total Company		324,343		16,195

The above table sets forth a schedule of the Company’s 20 largest tenants including subsidiaries for the Operating Properties as of September 30, 2005, based upon annualized base rents. Annualized base rental revenue is based on actual September 2005 billings times 12. For leases whose rent commences after October 1, 2005, annualized base rental revenue is based on the first month’s billing times 12. As annualized base rental revenue is not derived from the historical GAAP results, historical results may differ from those set forth above.
The above table includes office and industrial properties, with Broadmoor Austin and Prentiss Office Investors, LP listed at their ownership percentage.

(1)	Lease guaranteed by KPMG, LLP.

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 9

Industry Diversification
September 30, 2005

	Annualized	Percentage	Square	Percentage of
	Base Rental	of Company	Feet	Total Company
	Revenue	Annualized Base	Leased	Leased
Industry Classification	($000)’s	Rental Revenue	(000)’s	Sq. Ft.

Computer Systems Design	51,523	16%	2,551	16%
Management / Scientific & Technical	29,041	9%	1,319	8%
Insurance Carriers	18,969	6%	998	6%
Commerical Banking	18,001	6%	908	6%
Ambulatory Health Care Services	16,202	5%	573	4%
Legal Services	14,981	5%	634	4%
Other Professional — Scientific	11,874	4%	570	4%
Securities, Commodity / Other	11,059	3%	440	3%
Architectural / Engineering	10,623	3%	429	3%
Accounting / Tax Preparation / Payroll	10,387	3%	395	2%
Food & Beverage Stores	9,858	3%	523	3%
Broadcasting / Telecommunication	8,977	3%	393	2%
Monetary Authority — Central Bank	8,928	3%	346	2%
Real Estate	8,723	3%	427	3%
Information Services / Data Processing	8,201	3%	378	2%
Computer/Electronic Product Manufactuing	6,818	2%	399	2%
Printing & Related Support	5,911	2%	330	2%
Funds, Trusts & Other Financial	5,139	2%	283	2%
Chemical Manufacturing	4,860	1%	316	2%
Specialized Design Services	4,615	1%	230	1%
Food Services / Drinking Places	4,430	1%	243	2%
Publishing Industries	4,112	1%	193	1%
Oil & Gas Extraction	3,897	1%	249	2%
Warehousing / Storage Facilities	3,875	1%	676	4%
Educational Services	3,303	1%	191	1%
Administration / Support Service	3,289	1%	153	1%
Building, Developing & General Contracting	3,176	1%	179	1%
Rental & Leasing Services	2,536	1%	109	1%
Housing, Urban Planning & Development	2,235	1%	117	1%
Air Transportation	1,976	1%	94	1%

Other	26,824	8%	1,549	10%

Total:	324,343	100%	16,195	100%

The above table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Operating Properties.
The Company’s tenants are classified according to the U.S. Government’s new North American Industrial Classification System (NAICS) which is replacing the Standard Industrial Code (SIC) system.
The above table includes office and industrial properties, with Broadmoor Austin and Prentiss Office Investors, LP listed at their ownership percentage.
Annualized base rental revenue is based on actual September 2005 billings times 12. For leases whose rent commences after October 1, 2005, annualized base rental revenue is based on the first month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 10

Leasing Activity Summary
For the Quarter Ended September 30, 2005

			%	KSF	KSF					KSF	%	Cash		Straight-lined		%
			Leased	Leased	Expiring	Leasing Activity(KSF) :				Leased	Leased	Net Rent / SF		Net Rent /SF		Increase
	9/30/05		at	at	During					at	at	Expiring	Leasing	Expiring	Leasing	of SL
	KSF	%	6/30/05	6/30/05	Period	Renew	Expand	New	Acquire	9/30/05	9/30/05	Leases	Activity	Leases	Activity	Net Rent
Office Properties

Oakland	1,938	11%	93%	1,365	(23)	23	5	2	466	1,838	95%	$16.39	$19.18	$15.57	$18.83	21%

Silicon Valley	306	2%	100%	306	0	0	0	0	0	306	100%

San Diego	814	5%	93%	761	(24)	19	2	16	0	774	95%	$18.70	$18.65	$18.00	$18.96	5%

Austin	1,673	9%	98%	1,639	(28)	20	9	4	0	1,644	98%	$15.09	$11.20	$16.02	$11.19	-30%

Dallas	3,692	20%	86%	3,160	(354)	305	11	2	0	3,124	85%	$11.09	$7.97	$7.50	$8.79	17%

Fort Worth	1,025	6%	96%	982	0	0	0	4	0	986	96%	$10.00	$11.58	$10.00	$10.65	7%

Northern Virginia	3,180	18%	95%	3,019	(122)	57	6	17	0	2,977	94%	$21.05	$13.45	$21.94	$14.77	-33%

Suburban Maryland	1,263	7%	73%	923	(6)	1	4	60	0	982	78%	$21.57	$16.10	$20.55	$18.87	-8%

Subtotal — Core Markets	13,891	77%	90%	12,155	(557)	425	37	105	466	12,631	91%	$14.70	$11.18	$12.66	$12.14	-4%

Denver	709	4%	65%	464	(8)	8	13	4	0	481	68%	$8.46	$7.78	$8.56	$8.31	-3%

Chicago	1,686	9%	88%	1,422	(5)	4	0	74	0	1,495	89%	$21.17	$15.77	$20.34	$18.33	-10%

Detroit	242	1%	90%	217	(2)	0	0	2	0	217	90%	$10.41	$11.66	$10.41	$12.79	23%

Subtotal — Other Markets	2,637	15%	72%	2,103	(15)	12	13	80	0	2,193	83%	$17.94	$13.79	$17.35	$15.84	-9%

Total — Office Properties	16,528	92%	89%	14,258	(572)	437	50	185	466	14,824	90%	$15.21	$11.59	$13.39	$12.72	-5%

Industrial Properties

Los Angeles	1,253	7%	100%	1,253	(200)	54	0	0	0	1,107	88%	$5.92	$5.68	$5.61	$5.68	1%

San Diego	268	1%	84%	224	(13)	13	0	40	0	264	99%	$10.08	$10.46	$10.08	$11.53	14%

Total — Industrial Props.	1,521	8%	92%	1,477	(213)	67	0	40	0	1,371	90%	$7.98	$8.05	$7.82	$8.58	10%

Total Properties	18,049	100%	90%	15,735	(785)	504	50	225	466	16,195	90%

Notes :	The Leasing Activity Summary reflects activity for all operating properties. Rates for “Expiring Leases” relate to the lease previously occupying the space.

“Net Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement less any portion of that base rent used by landlord to offset real estate taxes, utility charges, and other operating expenses incurred in connection with the leased space. Square footage shown at Prentiss Properties Trust’s ownership percentage.

Note:	Excludes information related to Chicago industrial properties sold 10/14/05.

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 11

Year-To-Date Renewal Analysis
For the Period Ended September 30, 2005

Percentage of Tenants Retained	Q1 2005		Q2 2005		Q3 2005		YTD 2005
on a Square Footage Basis	Expiring	Renewal	Expiring	Renewal	Expiring	Renewal	Expiring	Renewal
	SF	Rate	SF	Rate	SF	Rate	SF	Rate
Office	498	46%	346	49%	572	79%	1,416	60%

Industrial	40	0%	222	90%	67	100%	329	81%

Total	538	43%	568	65%	639	81%	1,745	64%

Percentage of Tenants Retained	Q1 2005		Q2 2005		Q3 2005		YTD 2005
on a Number of Leases Basis	Expiring	Renewal	Expiring	Renewal	Expiring	Renewal	Expiring	Renewal
	Leases	Rate	Leases	Rate	Leases	Rate	Leases	Rate
Office	69	57%	48	73%	52	79%	169	68%

Industrial	1	0%	3	33%	3	100%	7	57%

Total	70	56%	51	71%	55	80%	176	68%

Notes :	The calculation is based upon the percentage of expiring leases in the appropriate building with a tenant or subtenant being retained in the expiring space or an existing tenant expanding into the expiring space. Temporary space (leased usually less than 6 months) is not included in the calculation.

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 12

Lease Expirations
From October 1, 2005
Office Properties

		2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	Thereafter
Southwest Office	Square Feet Expiring (000’s)	71	322	861	493	976	539	1,252	152	663	235	671
	Square Feet as a % of NRA	1%	5%	12%	7%	14%	8%	18%	2%	9%	3%	9%
	Annualized Base Rent in Expiring Year (000's)	$1,058	$6,677	$16,240	$8,014	$19,374	$9,460	$25,443	$3,280	$12,168	$3,833	$10,745
	Annualized Base Rent PSF in Expiring Year	$14.90	$20.74	$18.86	$16.26	$19.85	$17.55	$20.32	$21.58	$18.35	$16.31	$16.01
	Number of Leases Expiring	22	40	42	52	45	25	19	7	11	6	7

Mid-Atlantic Office	Square Feet Expiring (000’S)	69	662	478	348	571	453	520	110	177	352	220
	Square Feet as a % of NRA	2%	15%	11%	8%	13%	10%	12%	2%	4%	8%	5%
	Annualized Base Rent in Expiring Year (000’s)	$1,824	$16,678	$12,200	$9,500	$16,205	$11,824	$12,924	$3,534	$5,182	$10,552	$6,841
	Annualized Base Rent PSF in Expiring Year	$26.43	$25.20	$25.53	$27.33	$28.39	$26.09	$24.85	$32.13	$29.28	$29.98	$31.06
	Number of Leases Expiring	11	42	38	26	38	26	13	3	4	5	8

Midwest Office	Square Feet Expiring (000’s)	17	193	84	187	160	155	342	156	115	25	278
	Square Feet as a % of NRA	1%	10%	4%	10%	8%	8%	18%	8%	6%	1%	14%
	Annualized Base Rent in Expiring Year (000’s)	$301	$4,245	$2,147	$3,228	$3,101	$3,058	$8,264	$3,205	$1,887	$424	$5,244
	Annualized Base Rent PSF in Expiring Year	$17.71	$21.99	$25.56	$17.26	$19.38	$19.73	$24.16	$20.54	$16.41	$16.96	$18.86
	Number of Leases Expiring	8	22	17	17	20	13	7	4	3	4	7

Northern California Office	Square Feet Expiring (000’s)	56	94	294	229	197	571	366	58	14	249	16
	Square Feet as a % of NRA	2%	4%	13%	10%	9%	25%	16%	3%	1%	11%	1%
	Annualized Base Rent in Expiring Year (000’s)	$1,676	$2,645	$8,434	$6,879	$5,710	$12,778	$11,944	$1,704	$425	$4,533	$541
	Annualized Base Rent PSF in Expiring Year	$29.93	$28.14	$28.69	$30.04	$28.98	$22.38	$32.63	$29.38	$30.36	$18.20	$33.81
	Number of Leases Expiring	20	19	28	18	22	14	5	3	2	2	1

Southern California Office	Square Feet Expiring (000’s)	36	122	123	118	114	100	128	2	17	14	0
	Square Feet as a % of NRA	4%	15%	15%	14%	14%	12%	16%	0%	2%	2%	0%
	Annualized Base Rent in Expiring Year (000’s)	$1,119	$3,024	$3,410	$3,283	$3,540	$3,473	$4,457	$58	$689	$497	$0
	Annualized Base Rent PSF in Expiring Year	$31.08	$24.79	$27.72	$27.82	$31.05	$34.73	$34.82	$29.00	$40.53	$35.50	$0.00
	Number of Leases Expiring	16	46	42	28	25	16	1	1	1	2	0

Total Office Properties	Square Feet Expiring (000’s)	249	1,393	1,840	1,375	2,018	1,818	2,608	478	986	875	1,185
	Square Feet as a % of NRA	2%	8%	11%	8%	12%	11%	16%	3%	6%	5%	7%
	Annualized Base Rent in Expiring Year (000’s)	$5,978	$33,269	$42,431	$30,904	$47,930	$40,593	$63,032	$11,781	$20,351	$19,839	$23,371
	Annualized Base Rent PSF in Expiring Year	$24.01	$23.89	$23.06	$22.48	$23.75	$22.33	$24.17	$24.65	$20.64	$22.67	$19.72
	Number of Leases Expiring	77	169	167	141	150	94	45	18	21	19	23

Note :	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note :	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and		3rd Quarter 2004
Financial data	Prentiss Properties Trust	Page 13

Lease Expirations
From October 1, 2005
Industrial Properties

		2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	Thereafter
Southern California Industrial	Square Feet Expiring (000’s)	106	102	508	211	306	53	0	85	0	0	0
	Square Feet as a % of NRA	7%	7%	33%	14%	20%	3%	0%	6%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	$783	$1,413	$3,512	$1,852	$2,368	$405	$0	$797	$0	$0	$0
	Annualized Base Rent PSF in Expiring Year	$7.39	$13.85	$6.91	$8.78	$7.74	$7.64	$0.00	$9.38	$0.00	$0.00	$0.00
	Number of Leases Expiring	2	3	8	5	9	2	0	2	0	0	0

Total Industrial Properties	Square Feet Expiring (000’s)	106	102	508	211	306	53	0	85	0	0	0
	Square Feet as a % of NRA	7%	7%	33%	14%	20%	3%	0%	6%	0%	0%	0%
	Annualized Base Rent in Expiring Year (000’s)	$783	$1,413	$3,512	$1,852	$2,368	$405	$0	$797	$0	$0	$0
	Annualized Base Rent PSF in Expiring Year	$7.39	$13.85	$6.91	$8.78	$7.74	$7.64	$0.00	$9.38	$0.00	$0.00	$0.00
	Number of Leases Expiring	2	3	8	5	9	2	0	2	0	0	0

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Note:	Excludes information related to Chicago industrial properties sold 10/14/05.

Supplemental Operating and		3rd Quarter 2004
Financial data	Prentiss Properties Trust	Page 14

Lease Expirations for the Next Four Quarters
From October 1, 2005
     Office Properties

		Qtr 4	Qtr 1	Qtr 2	Qtr 3
		2005	2006	2006	2006	Total
Southwest Office	Square Feet Expiring (000’s)	71	69	79	63	282
	Square Feet as a % of NRA	1%	1%	1%	1%	4%
	Annualized Base Rent in Expiring Year (000’s)	$1,058	$1,254	$1,528	$1,392	$5,232
	Annualized Base Rent PSF in Expiring Year	$14.90	$18.17	$19.34	$22.10	$18.55
	Number of Leases Expiring	22	8	17	7	54

Mid-Atlantic Office	Square Feet Expiring (000’s)	69	106	239	103	517
	Square Feet as a % of NRA	2%	2%	5%	2%	12%
	Annualized Base Rent in Expiring Year (000’s)	$1,824	$2,254	$4,763	$3,277	$12,118
	Annualized Base Rent PSF in Expiring Year	$26.43	$21.29	$19.93	$31.82	$23.45
	Number of Leases Expiring	11	13	12	9	45

Midwest Office	Square Feet Expiring (000’s)	17	80	37	38	172
	Square Feet as a % of NRA	1%	4%	2%	2%	9%
	Annualized Base Rent in Expiring Year (000’s)	$301	$1,802	$652	$922	$3,677
	Annualized Base Rent PSF in Expiring Year	$17.71	$22.53	$17.62	$24.26	$21.38
	Number of Leases Expiring	8	9	3	4	24

Northern California Office	Square Feet Expiring (000’s)	56	25	31	12	124
	Square Feet as a % of NRA	2%	1%	1%	1%	6%
	Annualized Base Rent in Expiring Year (000’s)	$1,676	$739	$922	$413	$3,750
	Annualized Base Rent PSF in Expiring Year	$29.93	$29.56	$29.74	$34.42	$30.24
	Number of Leases Expiring	20	5	3	4	32

Southern California Office	Square Feet Expiring (000’s)	36	46	15	18	115
	Square Feet as a % of NRA	4%	6%	2%	2%	14%
	Annualized Base Rent in Expiring Year (000’s)	$1,119	$1,135	$431	$454	$3,139
	Annualized Base Rent PSF in Expiring Year	$31.08	$24.67	$28.73	$25.22	$27.30
	Number of Leases Expiring	16	16	7	11	50

Total Office Properties	Square Feet Expiring (000’s)	249	326	401	234	1,210
	Square Feet as a % of NRA	2%	2%	2%	1%	7%
	Annualized Base Rent in Expiring Year (000’s)	$5,978	$7,184	$8,296	$6,458	$27,916
	Annualized Base Rent PSF in Expiring Year	$24.01	$22.05	$20.69	$27.60	$23.07
	Number of Leases Expiring	77	51	42	35	205

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Supplemental Operating and		3rd Quarter 2004
Financial Data	Prentiss Properties Trust	Page 15

Lease Expirations for the Next Four Quarters
From October 1, 2005
     Industrial Properties

		Qtr 4	Qtr 1	Qtr 2	Qtr 3
		2005	2006	2006	2006	Total
Southern California Industrial	Square Feet Expiring (000’s)	106	0	52	50	208
	Square Feet as a % of NRA	7%	0%	3%	3%	14%
	Annualized Base Rent in Expiring Year (000’s)	$783	$0	$641	$772	$2,196
	Annualized Base Rent PSF in Expiring Year	$7.39	$0.00	$12.33	$15.44	$10.56
	Number of Leases Expiring	2	0	2	1	5

Total Industrial Properties	Square Feet Expiring (000’s)	106	0	52	50	208
	Square Feet as a % of NRA	7%	0%	3%	3%	14%
	Annualized Base Rent in Expiring Year (000’s)	$783	$0	$641	$772	$2,196
	Annualized Base Rent PSF in Expiring Year	$7.39	$0.00	$12.33	$15.44	$10.56
	Number of Leases Expiring	2	0	2	1	5

Note:	“Base Rent” means the fixed base rental amount paid by tenants under the terms of the related lease agreement. Base Rent may or may not include payments on account of base year real estate taxes, utility charges, and other operating expenses, according to the terms of the specific lease.

Note:	The above schedule represents remaining leasing exposure (expiring space with no signed lease to take the place of the expiring lease).

Note:	Excludes information related to Chicago industrial properties sold 10/14/05

Supplemental Operating and		3rd Quarter 2004
Financial Data	Prentiss Properties Trust	Page 16

Development, Leasing and
Capital Expenditures Summary

	(000s)
	For the Three Months Ended
	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004
Development (1)	$4,552	$5,169	$3,948	$3,866	$3,901
Re-development (2)	1,457	1,453	454	491	1,020

Subtotal Developments	6,009	6,622	4,402	4,357	4,921

Incremental Leasing Costs (3)	649	2,108	3,902	4,127	2,904
Incremental Capital Expenditures (4)	165	196	476	690	188

Subtotal Incremental	814	2,304	4,378	4,817	3,092

Non-incremental Leasing Costs (5)	8,877	10,096	8,170	13,179	9,008
Non-incremental Capital Expenditures (5)	643	2,118	2,309	1,808	1,069

Subtotal Non-Incremental	9,520	12,214	10,479	14,987	10,077

Total Capital Expenditures	$16,343	$21,140	$19,259	$24,161	$18,090

(1)	Development includes all new construction costs related to base building and all costs associated with leasing these new properties.

(2)	Redevelopment costs are related to 123 North Wacker and 5480 Great America Parkway. We classify projects as redevelopments if we make substantial improvements to the property, which change the character of the asset and result in development type returns on capital. Since our IPO, 123 North Wacker, Park West at Dulles and 5480 Great America Parkway are the only redevelopments we have done.

(3)	Incremental Leasing Costs include costs to lease any shell space in our developments after they have been moved to our operating portfolio. Incremental Leasing Costs also include costs to lease shell or vacant space acquired by acquisition.

(4)	Incremental Capital Expenditures include costs incurred to expand rentable square footage in a project or are capital improvements that we identified as necessary at the time of acquisition and are then completed as soon as practicable and possible after acquisition. Additionally, costs of major renovations that raise the class level of the property are considered Incremental Capital Expenditures.

(5)	Non-incremental leasing costs are all leasing costs that are not incremental leasing costs. All capital expenditures that are not incremental capital expenditures are non-incremental capital expenditures.

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 17

Capital Expenditures Detail
For the Quarter Ended September 30, 2005
(000s)
Incremental

	Common	Landscaping	Base
	Area	& Parking Lot	Building	Roofing	Other	Total
Office	$0	$27	$125	$0	$13	$165

Industrial	—	—	—	—	—	—

Total	$0	$27	$125	$0	$13	$165

Non-Incremental

	Common	Landscaping		Base
	Area	& Parking Lot	(1)	Building	Roofing	Other	Total
Office	$69	$14		$318	$215	$26	$642

Industrial	—	(3)		4	—	—	1

Total	$69	$11		$322	$215	$26	$643

(1)	Negative amounts result from the reclassification of previously capitalized expenditures.

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 18

Year-To-Date Non-Incremental Leasing Cost Analysis
For the Period Ended September 30, 2005

Office	Q1 2005				Q2 2005				Q3 2005				Total 2005
		Ave. Term	Leasing Cost /Sq Ft			Ave. Term	Leasing Cost /Sq Ft			Ave. Term	Leasing Cost /Sq Ft			Ave. Term	Leasing Cost /Sq Ft
	KSF	in Yrs	for Term	per Year	KSF	in Yrs	for Term	per Year	KSF	in Yrs	for Term	per Year	KSF	in Yrs	for Term	per Year
Renewals	210	4.4	$13.31	$3.03	143	3.9	$5.55	$1.42	437	7.4	$14.00	$1.90	790	6.0	$12.29	$2.06

Expansions	53	5.1	$24.14	$4.72	73	7.9	$19.02	$2.42	47	5.2	$13.82	$2.66	173	6.3	$19.18	$3.04

New Leases	233	7.6	$28.26	$3.72	114	4.6	$19.35	$4.25	182	10.4	$42.15	$4.05	529	7.9	$31.12	$3.93

	496	6.0	$21.49	$3.59	330	5.0	$13.30	$2.65	666	8.1	$21.68	$2.69	1,492	6.7	$19.76	$2.95

Industrial	Q1 2005				Q2 2005				Q3 2005				Total 2005
		Ave. Term	Leasing Cost /Sq Ft			Ave. Term	Leasing Cost /Sq Ft			Ave. Term	Leasing Cost /Sq Ft			Ave. Term	Leasing Cost /Sq Ft
	KSF	in Yrs	for Term	per Year	KSF	in Yrs	for Term	per Year	KSF	in Yrs	for Term	per Year	KSF	in Yrs	for Term	per Year
Renewals	—	—	$0.00	$0.00	200	3.4	$1.65	$0.48	67	0.3	$0.08	$0.26	267	2.6	$1.26	$0.48

Expansions	—	—	$0.00	$0.00	—	—	$0.00	$0.00	—	—	$0.00	$0.00	0	—	$0.00	$—

New Leases	146	1.0	$0.02	$0.02	18	7.0	$25.60	$3.66	40	3.4	$6.39	$1.89	204	2.0	$3.53	$1.76

	146	1.0	$0.02	$0.02	218	3.7	$3.63	$0.98	107	1.5	$2.44	$1.67	471	2.4	$2.24	$0.95

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 19

Non-Incremental Leasing Cost Analysis By City
For the Quarter Ended September 30, 2005

		Renewals						Expansions						New Leases
				Ave.	Weighted					Ave.	Weighted					Ave.	Weighted
				Term	Average		S/L			Term	Average		S/L			Term	Average		S/L
	NRA	No. of		in	Leasing Costs		Net	No. of		in	Leasing Costs		Net	No. of		in	Leasing Costs		Net
Property	KSF	Leases	KSF	Years	/SF	/SF/Yr	Rent	Leases	KSF	Years	/SF	/SF/Yr	Rent	Leases	KSF	Years	/SF	/SF/Yr	Rent
Office Properties
Oakland Properties	1,938	9	23	1.0	$1.14	$1.14	$19.23	1	2	5.3	$2.27	$16.28	$0.00	1	2	5.0	$17.35	$3.47	$20.59

Silicon Valley	306	0	0	0.0	$0.00	$0.00	$0.00	0	0	0.0	$0.00	$0.00	$0.00	0	0	0.0	$0.00	$0.00	$0.00

San Diego Properties	814	10	19	1.5	$1.83	$1.22	$17.90	2	2	2.7	$6.15	$2.30	$24.95	4	13	3.0	$19.60	$6.62	$18.94

Denver Properties	709	1	8	6.0	$10.38	$1.73	$8.19	1	13	5.3	$10.38	$1.98	$8.27	1	4	3.2	$15.56	$4.91	$8.69

Chicago Properties	1,686	1	4	5.0	$14.28	$2.86	$14.20	0	0	0.0	$0.00	$0.00	$0.00	2	74	14.2	$56.25	$3.96	$18.55

Detroit Properties	242	0	0	0.0	$0.00	$0.00	$0.00	0	0	0.0	$0.00	$0.00	$0.00	1	2	5.5	$26.55	$4.83	$12.79

Austin Properties	1,673	2	20	7.8	$22.97	$2.94	$10.75	2	9	5.5	$25.38	$4.61	$12.50	1	4	5.3	$27.29	$5.20	$10.48

Dallas Properties	3,692	9	305	9.1	$16.92	$1.86	$8.72	3	11	6.8	$19.18	$2.81	$10.68	1	2	7.2	$25.89	$3.61	$9.11

Fort Worth Properties	1,025	0	0	0.0	$0.00	$0.00	$0.00	0	0	0.0	$0.00	$0.00	$0.00	1	4	3.2	$11.06	$3.45	$10.65

Northern Virginia Properties	3,180	4	57	2.9	$5.24	$1.83	$13.48	2	6	4.9	$6.98	$1.44	$15.56	3	17	7.3	$32.82	$4.47	$18.85

Suburban Maryland	1,263	1	1	5.3	$0.00	$0.00	$7.80	2	4	1.5	$4.15	$2.69	$15.27	4	60	10.0	$39.00	$3.90	$19.29

Subtotal — Office Properties	16,528	37	437	7.4	$14.00	$1.90	$10.42	13	47	5.2	$13.82	$2.66	$11.53	19	182	10.4	$42.15	$4.05	$18.14

Industrial Properties

Los Angeles Properties	1,253	1	54	0.3	$0.04	$0.16	$5.68	0	0	0.0	$0.00	$0.00	$0.00	0	0	0.0	$0.00	$0.00	$0.00

San Diego Properties	268	1	13	0.5	$0.23	$0.46	$10.08	0	0	0.0	$0.00	$0.00	$0.00	2	40	3.4	$6.39	$1.89	$12.00

Subtotal — Industrial Properties	1,521	2	67	0.3	$0.08	$0.26	$6.53	0	0	0.0	$0.00	$0.00	$0.00	2	40	3.4	$6.39	$1.89	$12.00

Total Properties	18,049	39	504	6.4				13	47	5.2				21	222	9.1

Note:	Excludes information related to Chicago industrial properties sold 10/14/05.

Note:	Square footage shown at Prentiss’ ownership percentage. Straight-lined Net Rent represents base rent straight-lined over the term of the lease, net of any operating cost recovery portion of base rent.

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 20

Summary of Land Held for Future Development
Quarter Ended September 30, 2005
(in thousands, except acres)

			Buildable	Month of	Cost
Project	Market	Acres	Square Feet	Acquisition	Basis(1)	Comments
Land for Office Development
Park West Commerce Center	Dallas/Fort Worth	7.400	160	Jun-97	$1,449	Adjacent to IBM Call Center and Lakeview Center.
Park West C-1	Dallas/Fort Worth	4.700	350	Jun-97	1,851	Adjacent to Park West C-2.
Oakland B Site	San Francisco Bay Area	0.867	300	Mar-98	2,312	Adjacent to World Savings Center in Lake Merritt Financial District.
WestPoint II	Dallas/Fort Worth	5.300	150	Apr-98	2,757	Adjacent to WestPoint I.
Natomas Corporate Center IV	Sacramento	10.933	176	Apr-98	3,484	Within the Natomas Corporate Center office park.
Millennium Center	Dallas/Fort Worth	4.500	89	Sep-98	—	Adjacent to previously developed building. Cost carried by developed bldg.
South Lake at Dulles Corner	Metro. Washington, DC	7.476	265	Dec-00	11,242	Adjacent to Park West at Dulles Corner.
The Park at Barton Creek	Austin	20.630	211	Jun-01	6,550	Located in Southwest Austin near Barton Skyway.
Westlake at Dulles Corner II	Metro. Washington, DC	see note (2)	200	Jul-01	1,366	Adjacent to Park West at Dulles Corner.
Two Kaiser Plaza (see note 3)	San Francisco Bay Area	1.025	300	Dec-03	6,061	Adjacent to the Ordway in Lake Merritt Financial District.
Cityplace	Dallas/Fort Worth	3.000	600	May-04	1,900	Adjacent to Cityplace.
Great America Parkway	Silicon Valley	see note (2)	230	May-04	6,670	Adjacent to 5500 Great America Parkway.
Gateway at Torrey Hills	San Diego	7.700	200	Jul-04	15,935	Located in Del Mar Heights.
2150 Franklin	San Francisco Bay Area	0.650	200	Jun-05	2,209	Adjacent to 2101 Webster.

Total Land Held for Future Development		74.181	3,431		$63,786

NOTES: In addition to the land listed above, the Company owns 5.7 acres which can accommodate a 147,000 sf expansion of its 16801 S. Exchange Industrial Property in Chicago.
(1)	— The cost basis includes purchase price plus development costs. Interest and carry cost are not capitalized.

(2)	— Not yet subdivided.

(3)	— Purchase price includes the right to lease spaces in a parking structure.

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 21

Summary of Development Activity
Quarter Ended September 30, 2005
(in thousands)
Currently Under Construction

									Projected
				Shell					Stabilized
		Square		Completion	%	% Leased	Estimated	Cost-	Cash on Cash
Project	Market	Feet	Start Date	Date	Leased	& Committed	Cost	to-Date	Return
High Bluff at Del Mar	San Diego	158	Jun-04	Aug-05	70%	79%	$48,064	$38,871	8.8%

Office Developments in Process		158			70%	79%	$48,064	$38,871	8.8%

NOTES:	— The company owns 70% of this consolidated joint venture.
— Additional information on this project is provided on the following page.
— Leasing figures are updated through October 14, 2005.
— Capitalized interest for the quarter totaled approximately $401,000 and is presented at 100%.

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 22

High Bluff Ridge at Del Mar
Del Mar, California
Property Facts

Location:	12481-12531 High Bluff Drive
Type:	Office
Buildings:	2
Floors:	3/4
Net Rentable SF:	157,859
Construction Start Date:	June 2004
Completion Date:	August 2005
Percentage Pre-leased:	70%
Property Description
High Bluff Ridge will consist of one three-story and one four-story Class “A” office buildings both with subterranean parking and a stand-alone 152-stall parking structure. Upon completion, the project will total approximately 157,859 net rentable square feet and provide a total of 616 parking spaces. High Bluff Ridge will be constructed on 7.8 acres of the San Diego Corporate Center, a 102-acre master planned office park.
High Bluff Ridge will be constructed of structural steel framing and stone exteriors. The floor plates, which range from 21,000 square feet to 23,000 square feet, are designed with saw-toothed corners to maximize corner office window lines. Each floor will provide the capability to design up to 12 potential corner offices. Bay depths are an ideal size, ranging for the most part between 40 and 45 feet. The lobbies will feature multi-level atriums with stone tiled floors. Suites will be individually metered. Tenant controlled energy efficient water loop heat pump systems will provide heating, ventilation and air conditioning. The building will be fully sprinklered and offer enclosed hydraulic elevators. A centralized courtyard and water feature located between the two buildings will offer tenants exterior seating areas in a parklike setting.
High Bluff Ridge is located in Del Mar Heights, one of the best performing and most desirable office submarkets in San Diego. The project is located on High Bluff Drive at the northern entrance of the San Diego Corporate Center and can access Interstate 5 from either the Del Mar Heights Road or Carmel Valley off ramps. Excellent views and visibility are achieved by virtue of the location at Interstate 5.
Major Tenants

Tenant	SF	% of Building
Morrison Foerster	80,005	50.7%

Bernstein Litowitz Berger & Grossman, LLP	21,888	13.9%

Domain Associates	7,962	5.0%

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 23

Acquisition and Disposition Activity
Rolling Twelve Months Ended September 30, 2005
(in thousands)

			No. of		Transaction
Acquisitions	Market	Submarket	Buildings	Square Feet(1)	Month	Price (1)
2101 Webster	Northern California	Lake Merritt	1	459	Oct-04	$64,750
Lakeside Point I&II	Chicago	North Suburbs	2	198	Oct-04	32,600
President’s Plaza I&II	Metro. Washington, DC	Reston/Herndon	2	197	Feb-05	51,500
Tysons International Partners (2)	Metro. Washington, DC	Tysons Corner	2	456	May-05	103,200
1333 Broadway	Northern California	Oakland	1	238	Jul-05	39,650
Concord Airport Plaza	Northern California	North Contra Costa	2	350	Sep-05	69,300

			10	1,898		$361,000

Dispositions
1800 Sherman	Chicago	North Suburbs	1	136	Nov-04	18,200
123 N. Wacker	Chicago	Westloop	1	541	Sep-05	170,180

			2	677		$188,380

(1)	Represents 100% of square footage and purchase price regardless of ownership interest.

(2)	Prentiss Properties held a 25% interest in the Tyson’s properties, 1676 International Drive and 8260 Greensboro prior to our acquisition of the remaining interest in May 2005. Purchase price represents amount paid for the 75% interest not previously owned.

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 24

1333 Broadway
Oakland, California
Property Facts

Location:	1333 Broadway
Type:	Office
Buildings:	1
Floors:	10
Net Rentable SF:	238,093
Construction:	Steel movement frame
Ownership:	Prentiss Office Investors, L.P.
Year Developed:	1972
Date Acquired:	July 2005
Purchase Price:	$39.7 million
Percentage Leased at 9/30/05:	95%
Property Description and Objectives
1333 Broadway is a ten-story office building, with 238,093 net rentable square feet, located in downtown Oakland. The floors and roof structure have concrete fill on steel decking. The lobby finish features slate green walls with stainless steel trim and black granite floor accents. The property is situated within one mile of several other Prentiss-owned properties containing over one million net rentable square feet. Approximately 15 miles to the Oakland Airport, the property enjoys easy access to I880 & I980. A BART (Bay Area Rapid Transit) station is located beneath the building on the plaza level, and the building is proximate to many retail shops and restaurants.
Major Tenants

Tenant	SF	% of Building
Providian	87,648	36.8%

URS*	58,807	24.8%

*	Sublease space which rolls direct in 2007

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 25

Concord Airport Plaza
Concord California
Property Facts

Location: Type: Buildings: Floors: Net Rentable SF: Construction: Ownership: Year Developed: Date Acquired: Purchase Price: Percentage Leased at 9/30/05:	1200-1220 Concord Avenue Office 2 6 350,256 Precast Concrete & Steel Frame PPAP 1984 & 1985 August 2005 $69.3 million 100%
Property Description and Objectives
1200-1220 Concord Airport Plaza is located in suburban Concord on an 11-acre parcel with two, six-story Class A office buildings totaling 350,256 rentable square feet. The property has both surface parking and a four-story parking garage for a total of 1206 parking spaces. The structure is concrete slab spanning pre-cast concrete beams, supported by cast-in-place concrete columns. The buildings’ exterior is made of architectural light polished concrete panels and columns. The lobbies have brick flooring, a 3-story atrium with glass ceilings and surrounded in cherry wood. The property is conveniently located near major highways I-680, S-24 and S-242 and has easy access to public transportation, including BART.
Major Tenants

Tenant	SF	% of Building
Wells Fargo	325,905	94%

Reynolds & Brown	6,840	2%

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 26

Summary of Properties Owned and Managed
September 30, 2005

		Rentable Square
	Footage (000s)
	Owned	Managed	Total
Core Markets
Metropolitan Washington, D.C.	4,443	3,125	7,568
Dallas/Fort Worth	4,717	501	5,218
Northern California	2,244	1,621	3,865
Austin	1,673	559	2,232
San Diego	1,082	220	1,302

Subtotal — Core Markets	14,159	6,026	20,185

Other Markets

Los Angeles	1,253	22	1,275
Chicago	1,686	875	2,561
Denver	709		709
Suburban Detroit	242	3	245

Subtotal — Other Markets	3,890	900	4,790

Total — All Markets	18,049	6,926	24,975

Note: Excludes information related to Chicago industrial properties sold 10/14/05.

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 27

Selected Property Data
As of September 30, 2005

		# of	Rentable		Rent Per	# of
Operating Properties	Submarket	Bldgs.	SF (000's)	% Leased	SF (2)	Leases	Major Tenants (3) :
Office Properties in Core Markets
1676 International Drive	Tysons Corner	1	295	100%	$31.44	5	Bearing Point (236); Shaw Pittman Potts (26)
2411 Dulles Corner Road	Herndon	1	177	96%	$28.74	6	Grumman (130); Lockheed Martin(21)
13825 Sunrise Valley Drive	Herndon	1	106	98%	$23.26	3	Northrop Grumman (64); Federal Network (27)
3130 Fairview Park Drive	Merrifield	1	183	100%	$32.90	3	Lewin Quintiles (103); Microstrategy (78)
3141 Fairview Park Drive	Merrifield	1	192	91%	$27.49	32	Hewlett Packard (18); AXA Advisors (17)
4401 Fair Lakes Court	Fairfax	1	61	89%	$29.56	6	CC Pace Resources (35); Senior's Coalition (6)
6600 Rockledge Drive	Bethesda	1	156	100%	$33.43	3	Host Marriott (102); Crestline Capital (27)
7101 Wisconsin Avenue	Bethesda	1	237	71%	$30.26	33	BDO Seidman (34); Automotive Aftermarket (17)
8260 Greensboro	Tysons Corner	1	161	84%	$23.76	25	DDL Omni Engineering (29); Vital (14)
8521 Leesburg Pike	Tysons Corner	1	151	79%	$22.54	10	Lessard Architects (44); Hyland Financial (21)
12601 Fair Lakes Circle	Fairfax	1	264	100%	$27.80	1	CGI Group, Inc.P50 (264)
Calverton Office Park	Beltsville	3	307	55%	$21.98	13	FBI (63); AT&T (38)
Campus Point	Reston	1	172	100%	$20.71	1	Verizon (172)
Fairmont Building	Bethesda	1	124	98%	$29.11	9	Chevy Chase Bank (60); Gallager (21)
Greenwood Center	Fairfax	1	150	93%	$24.49	7	Mantech Int'l (66); Tasc, Inc. (32)
Oakwood Center	Fairfax	1	128	94%	$23.41	17	Logicon (41); SI Int'l (37)
Park West at Dulles	Herndon	1	152	100%	$29.88	2	Deltek Systems, Inc. (81); Perot Systems Corp (70)
Plaza 1900	Tysons Corner	1	203	100%	$23.65	2	AT&T (167); Nat'l Captioning Institute (36)
Research Office Center	North Rockville	3	439	84%	$26.27	12	Aspen (208); BCE (63)
Computer Associates (1)(4)	Herndon	1	116	100%	$26.42	1	Computer Associates (116)
President’s Plaza (1)(4)	Reston	2	100	88%	$25.32	8	Airbus (26); RCN Startec (13)
Willow Oaks I -III	Merrifield	3	569	86%	$25.10	15	SRA (182); Perot (99)

Metro. Washington, D.C.		29	4,443	89%	$26.61	214

Bachman East & West	Preston Center	2	196	95%	$18.50	19	Prentiss Properties (39); First Worthing (37)
Burnett Plaza	Ft. Worth CBD	1	1,025	96%	$23.29	38	AmeriCredit (238); Burlington Resources (199); GSA/HUD (102); Practitioners

							Publishing (82); Voyager Indemnity (73); Cantey Hanger (63); SEC (51).
Cityplace Center	Central Expressway	1	1,296	86%	$19.11	21	7-Eleven (504); Homecomings Financial (177); RBC Dain Rauscher (58);
							Silber Pearlman (63): AON (57)

Cottonwood Office Center	Las Colinas	3	164	81%	$14.34	6	Liberty Mutual Life (110); Travelocity.com (9)
IBM Call Center	Las Colinas	1	150	100%	$17.63	1	IBM (150)
Lakeview Center	Las Colinas	1	101	100%	$17.21	5	Value Options (62); Aramark Services (13)
Millennium Center	Richardson/Plano	1	99	0%	$—	—
Park West C2	Las Colinas	1	349	83%	$25.72	13	IBM (163); Seibel Systems (36)
Park West C3	Las Colinas	1	339	76%	$20.89	21	IBM (104); Summit Alliance (20)
Park West E1	Las Colinas	1	183	100%	$15.50	1	Celanese (183)
Park West E2	Las Colinas	1	201	69%	$11.63	7	Centex (85), Virtual Money (5)
Walnut Glen Tower	Central Expressway	1	464	93%	$21.30	35	AIG (193); Metro PCS (54)
WestPoint Office Property	Las Colinas	1	150	95%	$22.37	5	GenPass Technologies (79); MedSynergies (27)

Dallas/Fort Worth		16	4,717	87%	$19.82	172

5500 Great America Parkway	Silicon Valley (Santa Clara)	3	306	100%	$15.72	2	Hyperion Solutions (220); Atheros Communications (87)
1333 Broadway (1)(4)	City Center (Oakland CBD)	1	122	95%	$25.94	19	Providian Bancorp (45); URS Corp (30)
Concord Airport Plaza	Concord	2	350	100%	$21.99	8	Wells Fargo (330); Reynolds & Brown (7)
Lake Merritt Tower I	Lake Merritt (Oakland CBD)	1	204	95%	$31.79	9	Health Net (67); CH2MHill (63)
The Ordway	Lake Merritt (Oakland CBD)	1	531	99%	$32.11	50	Kaiser FHP (312); Morgan Stanley(20)
2101 Webster	Lake Merritt (Oakland CBD)	1	459	85%	$27.61	29	Kaiser (94); Morgan Stanley DW (68);
World Savings Center	Lake Merritt (Oakland CBD)	1	272	98%	$30.74	17	World Saving & Loan Assoc. (148); Burnham/Brown (48)

Northern California		10	2,244	96%	$26.85	134

Carlsbad Pacific Center I-III	Carlsbad	3	130	99%	$28.99	35	National University (19); HQ Global Workplace (17)
Carlsbad Pacifica	Carlsbad	1	49	78%	$27.61	10	UBS PaineWebber (10); Atvantage (6)
Del Mar Gateway	Del Mar	1	164	100%	$34.44	4	Brandes (128); US Bank (29)
Executive Center Del Mar	Del Mar	2	113	100%	$31.88	19	Oracle Corp. (16); Granite (13)
Plaza I & II	Carlsbad	2	89	100%	$26.88	23	Camp, Dresser & McKee (23); Gatzke Dillon (12)
The Campus	Carlsbad	1	45	93%	$25.62	10	Physical Rehab (11); Technology Associates (11)
The Bluffs (1)(4)	Rancho Bernardo	1	35	97%	$31.36	15	1st Choice Executive Suites (9); The University of Phoenix (6)
Camino West Corporate Park (1)(4)	Carlsbad	1	28	89%	$22.52	6	Verizon CA (9), Nat'l Search Assoc. (5)
Carlsbad Airport Plaza (1)(4)	Carlsbad	1	32	75%	$27.65	16	Network Inference (6), Careercast, Inc. (4)
La Place Court (1)(5)	Carlsbad	2	41	88%	$23.89	18	First Community Bank (9); Nexprise, Inc. (5)
Pacific Ridge Corporate Centre (1)(4)	Carlsbad	2	62	90%	$28.37	13	The McGraw-Hill Company (16); Western Pacific (11)
Pacific View Plaza (1)(4)	Carlsbad	1	26	92%	$26.13	9	HI/FN (8); GMS Realty LLC (8)

San Diego		18	814	95%	$29.42	178

Supplemental Operating and Financial Data	Prentiss Properties Trust	3rd Quarter 2005 Page 28

Selected Property Data
As of September 30, 2005

		# of	Rentable		Rent Per	# of
Operating Properties	Submarket	Bldgs.	SF (000’s)	% Leased	SF (2)	Leases	Major Tenants (3) :
Barton Skyway I	Southwest Austin	1	195	99%	$26.91	12	Intel (123); Blakely, Sokaloff & Zaf (21)
Barton Skyway II	Southwest Austin	1	196	100%	$24.96	3	Sigmatel (94); Billing Concepts/Aptis (76)
Barton Skyway III	Southwest Austin	1	173	100%	$29.83	9	Gray Cary (60); Humana (38)
Barton Skyway IV	Southwest Austin	1	223	100%	$27.03	5	Vignette (110); Oneok, Inc.(53)
Broadmoor Austin (1)(5)	Northwest Austin	7	556	100%	$18.99	2	IBM (556)
Cielo Center	Southwest Austin	3	271	90%	$20.95	35	Partner's Holdings (42); Arm Inc. (34)
Spyglass Point	Southwest Austin	1	59	100%	$29.09	5	Davis & Wilkerson (30); Keller Williams (18)

Austin		15	1,673	98%	$23.48	71

Subtotal Office Properties in Core Markets		88	13,891	91%	$24.13	769

Office Properties in Other Markets

Carrara Place	Southeast Denver	1	234	92%	$18.04	8	Thomson Healthcare (128); American Medical Response (55)
Highland Court	Southeast Denver	1	93	80%	$18.15	11	Veco Engineering (28); Thayer Media(21)
Orchard Place I & II	Southeast Denver	2	105	36%	$20.14	5	GSA-DOD (19), Western United Mort (6)
PacifiCare Building	Southeast Denver	1	198	43%	$16.55	4	PacfiCare (64); SS&C (8)
Panorama Point	Southeast Denver	1	79	87%	$16.80	5	Western Stone (39); Stanley Consultants (20)

Denver		6	709	68%	$17.81	33

1717 Deerfield Road	North Suburbs	1	141	100%	$18.37	2	Dade Behring (117); Warady & Davis (24)
Lakeside Point I & II (1)(4)	North Suburbs	2	101	100%	$24.33	1	Abbott Labs (101)
701 Warrenville Road	East-West Tollway	1	67	91%	$23.42	6	T-Systems (35); Zenith Insurance (10)
Bannockburn Centre	North Suburbs	1	257	100%	$24.90	1	R.R. Donnelly (257)
Corporetum Office Campus	East-West Tollway	5	322	82%	$18.11	23	Nat’l Louis Univ (86); United Healthcare Services (41)
O’Hare Plaza II	O’Hare	1	236	66%	$28.58	19	Lincoln Financial (25); T-6 Partners (23)
One O’Hare Centre	O’Hare	1	380	88%	$28.52	32	Deerfield Capital (69); First Union (34)
410 Warrenville	East-West Tollway	1	60	100%	$16.77	1	Ikon (60)
Corporate Lakes III (1)(4)	East-West Tollway	1	63	100%	$27.12	3	Unilever (61); GE Polymerland (3)
Salton	North Suburbs	1	59	100%	$30.62	1	Salton, Inc. (59)

Chicago		15	1,686	89%	$24.29	89

One Northwestern Plaza	Southfield	1	242	90%	$22.93	33	Watson Wyatt (65); Mass Mutual (13)

Suburban Detroit		1	242	90%	$22.93	33

Subtotal Office Properties in Other Markets		22	2,637	83%	$22.42	155

Total Office Properties		110	16,528	90%	$23.86	924

Industrial Properties

Los Angeles		18	1,253	88%	$6.58	21	Nippon Express (353); Fujitsu-Ten (76)
San Diego		5	268	99%	$17.11	10	24-Hour Fitness (50); AP Labs (45)

Subtotal Industrial Properties		23	1,521	90%	$8.44	31

Total Industrial Properties		23	1,521	90%	$8.44	31

Total Operating Properties		133	18,049	90%		955

(1)	— Represents our pro rata square footage of joint venture assets or our pro-rata share of rents.

(2)	— “Rent” includes annualized base rents, recoveries, and escalations divided by occupied square feet. Rent does not include a straight-line rent adjustment. If currently in free rent period, first cash rent is used.

(3)	— Major Tenants include office tenants greater than 50,000 sf, industrial tenants greater than 150,000 sf or the 2 largest per building.

(4)	— Properties owned by Prentiss Office Investors, L.P., of which Prentiss Properties owns 51%.

(5)	— Properties owned by Broadmoor Austin Associates, of which Prentiss Properties owns 50%.
Note: Excludes information related to Chicago industrial properties sold 10/14/05.

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 29

Summary of Financing
September 30, 2005

	Number					Current
	of Bldgs.	Balance		Interest		Debt
Description	Encumbered	(000s)	Maturity	Rate		Service

Highland Court	1	4,247	1-Apr-06	7.27%		Amortizing
Plaza I & II	2	6,708	1-Jan-07	7.75%		Amortizing
PPREFI Portfolio Loan (1)	36	180,100	26-Feb-07	7.58%		Interest Only
High Bluffs (2)	1	17,263	1-Sep-07	LIBOR + 1.400%		Interest Only
Collateralized Term Loan (3)	2	30,000	30-Sep-07	LIBOR + 1.150%		Interest Only
Corporetum Office Campus	5	24,084	1-Feb-09	7.02%		Amortizing
The Bluffs (2)	1	5,457	23-Jul-09	LIBOR + 1.300%		Interest Only
7101 Wisconsin Avenue	1	19,862	1-Apr-09	7.25%		Amortizing
Prentiss Office Investors, L.P. (2) (4)	9	43,350	1-Aug-09	LIBOR + 0.850%		Interest Only
Lakeside Point (2)	2	10,200	1-Dec-09	LIBOR + 1.100%		Interest Only
President’s Plaza I & II (2)	2	15,759	3-May-10	LIBOR + 1.150%		Interest Only
1333 Broadway (2)	1	12,707	1-Jun-10	5.175%		Amortizing
Ordway	1	46,988	1-Aug-10	7.95%		Amortizing
World Savings Center	1	27,962	1-Nov-10	7.91%		Amortizing
Park West C2	1	32,493	10-Nov-10	6.63%		Amortizing
One O’Hare Centre	1	38,617	10-Jan-11	6.80%		Amortizing
3130 Fairview Park Drive	1	21,664	1-Apr-11	7.00%		Amortizing
Broadmoor Austin (5)	7	63,360	10-Apr-11	7.04%		Amortizing
Research Office Center	3	42,985	1-Oct-11	7.64%		Amortizing
Concord Airport Plaza (6)	2	39,544	1-Jan-12	7.20%		Amortizing
Bannockburn Centre	1	25,600	1-Jun-12	8.05%		Amortizing
Del Mar Loan	3	42,969	1-Jun-13	7.41%		Amortizing
Burnett Plaza	1	114,200	1-Apr-15	5.02%		Interest Only
8260 Greensboro & 1676 International Drive	2	100,000	1-Aug-15	4.84%		Amortizing

Total Properties Encumbered	87	966,119

Unsecured Financing
Line of Credit		91,500	26-Jul-08	LIBOR + .95%
Unsecured Term Loan — Commerz		75,000	15-Mar-09	LIBOR + .95%
Unsecured Term Loan — EuroHypo — I		100,000	22-May-08	LIBOR + .95%
Unsecured Term Loan — EuroHypo — II		13,550	15-Jul-09	7.46%
Prentiss Capital Trust I Debenture		52,836	30-Mar-35	LIBOR + 1.250%
Prentiss Capital Trust II Debenture		25,774	30-Jun-35	LIBOR + 1.250%

Total Financing/Weighted Average Rate		$1,324,779		6.02	%(7)

Total Real Estate Buildings						137

Percent of Total Real Estate Book Value Encumbered						58%

	Notional		Fixed Rate	Fair Value
Counterparty	Amount	Maturity	Paid (8)	(000s) (9)

Fleet National Bank	20,000	1-Mar-06	5.985%	(154)
EuroHypo	30,000	1-Mar-06	5.990%	(231)
SunTrust	50,000	1-Aug-07	2.270%	1,936
Bank of Montreal	25,000	1-Aug-07	2.277%	965
PNC Bank (10)	35,700	1-Aug-08	4.139%	618
Bank of America	30,000	30-Sep-08	3.857%	523
PNC Bank	30,000	1-Oct-08	3.819%	555
Bank of America	20,000	1-Oct-08	3.819%	370
Societe Generale	50,000	1-May-09	3.935%	922
Union Bank of California	30,000	1-Oct-09	3.443%	1,170
PNC Bank (10)	10,200	1-Feb-10	4.000%	403

Variable to Fixed Interest Rate Swaps (11)	$330,900			$7,077

(1)	—	The PPREFI Loan is collateralized by the following 36 properties: the Los Angeles Industrial properties (18 properties), the Chicago Industrial properties (four properties), the Cottonwood Office Center properties (three properties), Park West E1 and E2 (two properties), One Northwestern Plaza, 3141 Fairview Park Drive, 13825 Sunrise Valley Drive, O’Hare Plaza II, 1717 Deerfield Road, 2411 Dulles Corner Road, 4401 Fair Lakes Court, the Westpoint Office property and the PacifiCare Building.

(2)	—	Represents our pro rata share of consolidated joint venture debt.

(3)	—	The Term Loan is collateralized by the following two properties: 8521 Leesburg Pike and IBM Call Center.

(4)	—	The Prentiss Office Investors, L.P. Loan is collateralized by the following 9 properties: Camino West Corporate Park, Carlsbad Airport Plaza, La Place Court (2 properties), Pacific Ridge Corporate Centre (2 properties), Pacific View Plaza, Corporate Lakes III, and Computer Associates.

(5)	—	Represents our pro rata share of unconsolidated joint venture debt.

(6)	—	Exludes a market adjustment of $3.9 million that was recorded upon assumption.

(7)	—	Includes the effect of interest rate swaps, the amortization of interest rate hedge contracts and usage fees on the line of credit.

(8)	—	Represents the fixed rate paid before the spread over LIBOR.

(9)	—	Represents 100% of the fair value of each interest rate swap.

(10)	—	Represents our pro rata share of consolidated joint venture swap.

(11)	—	Represents the amount of variable rate debt converted to fixed rate debt.

Supplemental Operation and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 30

Return on Invested Capital
Our calculation of return on invested capital (ROIC) annualizes current quarter stabilized property NOI (after deducting G & A) and divides the number by book value of stabilized properties before depreciation. Management income, interest income and other non-property income are excluded from the calculation. We believe that this measure is extremely important in evaluating the effectiveness of management’s capital allocation decisions. Studies by various investment banks have demonstrated that we rank very high relative to our office and industrial peers by this measure. The chart below shows our measure of ROIC since the third quarter of 1998.
Stock Performance
A dollar invested in Prentiss Properties at our IPO on October 16, 1996 would be worth $3.68 at September 30, 2005 (including dividends). This compares very favorably to a similar investment in the NAREIT Equity Index which would now be worth $3.35 or in the average return of our peer group (ARI, BDN, CLI, CRE, DRE, EOP, HIW, KRC, LRY and RA) which would now be worth $3.16.

Annual
Returns	4Q96(1)	1997	1998	1999	2000	2001	2002	2003	2004	2005
Prentiss	26.6%	18.2%	(14.4%)	3.5%	34.9%	9.7%	11.1%	24.6%	22.6%	10.68%
NAREIT	18.9%	20.3%	(17.5%)	(4.6%)	26.4%	13.9%	3.8%	37.1%	31.6%	10.46%
Peer Grp Average	17.8%	25.3%	(14.7%)	(0.3%)	32.6%	7.3%	0.2%	32.8%	21.5%	9.11%

Cumul.
Returns	4Q96(1)	1997	1998	1999	2000	2001	2002	2003	2004	2005
Prentiss	$1.27	$1.50	$1.28	$1.32	$1.79	$1.96	$2.18	$2.72	$3.33	$3.68
NAREIT	$1.19	$1.43	$1.18	$1.12	$1.42	$1.62	$1.68	$2.31	$3.03	$3.35
Peer Grp Average	$1.18	$1.48	$1.26	$1.26	$1.66	$1.78	$1.79	$2.38	$2.90	$3.16

(1)	10/16/96 to 12/31/96.

(2)	Value of $1.00 invested on 10/16/96, including dividends.
The market price of our stock was $40.60 per share as of September 30, 2005 and was $40.00 as of the close on October 17, 2005. Based on the September 30, 2005 and the October 17, 2005, closing prices, our dividend represents a yield of approximately 5.5% and 5.6%, respectively.

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 31

Definitions of Non-GAAP Financial Measures
We use non-GAAP financial measures in our filings and other public disclosures. These non-GAAP financial measures are defined below.
Funds from Operations (FFO)
FFO is a widely recognized measure of REIT operating performance. FFO is a non-GAAP financial measure and as defined by the National Association of Real Estate Investment Trusts, means net income, computed in accordance with GAAP excluding extraordinary items, as defined by GAAP, and gains (or losses) from sales of property, plus depreciation and amortization on real estate assets, and after adjustments for unconsolidated partnerships, joint ventures and subsidiaries. We believe that FFO is helpful to investors and our management as a measure of our operating performance because it excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, and, as a result, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective not immediately apparent from net income. In addition, we believe that FFO provides useful information to the investment community about our financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operating performance of REITs. However, our FFO may not be comparable to FFO reported by other REITs that do not define FFO exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, FFO should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. We believe that net income is the most directly comparable GAAP financial measure to FFO. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.
FFO does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs that could materially impact our results of operations.
Adjusted FFO
Adjusted FFO is a non-GAAP financial measure that we define as FFO (defined above) excluding (adding back) impairment losses related to real estate assets and debt defeasance losses related to real estate assets sold. We believe that our Adjusted FFO provides useful information to the investment community about our financial performance when compared to other REITs as it eliminates FFO differences caused by the timing and classification within the income statement of real estate and real estate debt related losses. However, our Adjusted FFO may not be comparable to FFO or Adjusted FFO reported by other REITs that do not define FFO or Adjusted FFO exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, Adjusted FFO should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. We believe that net income is the most directly comparable GAAP financial measure to Adjusted FFO. Adjusted FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.
Like FFO, our Adjusted FFO does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs that could materially impact our results of operations.

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 32

Funds Available for Distribution (FAD)
FAD is a non-GAAP financial measure that we define as FFO (as defined above) less non-incremental capital expenditures, straight-line rent adjustments, rental income adjustments recognized in accordance with Statement of Financial Accounting Standards No. 141 (SFAS No. 141) and the amortization of financing costs. We believe that FAD is helpful to investors and our management as a measure of the performance of an equity REIT because, along with cash flow from operating activities, financing and investing activities, it provides investors with an indication of our ability to incur and service debt and to fund dividends and other cash needs. Our FAD may not be comparable to FAD reported by other REITs that do not define FAD exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, FAD should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto.
We believe that net income is the most directly comparable GAAP financial measure to FAD. FAD does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.
Net Operating Income (NOI)
NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus depreciation and amortization, interest expense, losses from property dispositions, including impairment losses, and extraordinary expense items less gains from property dispositions and extraordinary income items. Our management uses NOI internally as a performance measure and believes NOI is useful to investors as a performance measure because NOI reflects only those income and expense items that are incurred at the property level and is therefore a useful measure for evaluating a property’s performance. Using NOI on a comparative basis, it allows investors to evaluate property level performance to: (a) hold management accountable for maintaining or increasing property level NOI from period to period and (b) compare the operating performance of our properties in a given market with the operating performance of other real estate companies in the same market, and consequently allocate their own investment capital accordingly. Our management uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Investors are able to evaluate whether management has appropriately allocated or re-allocated resources to better performing properties.
Further, we use NOI internally as a performance measure and believe NOI is useful to investors as a performance measure because, when compared year over year, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activity, and general and administrative expenses, on an un-leveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items such as interest expense, while included in net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. In addition, it is useful to our management and investors that depreciation and amortization are excluded from NOI because historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time, and, instead, real estate values have historically risen or fallen with market conditions.
NOI presented by us may not be comparable to NOI reported by other REITs that do not define NOI exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements and notes thereto. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 33

Same Store NOI and Same Store Growth
Same store NOI is similar to property level NOI, but excludes termination fees, which are generally one-time payments that may distort results of operations for comparable periods and straight-line rent adjustments, which eliminates the impact of rental rate increases or decreases from in-place leases. Same Store Growth represents the percentage change in property level NOI for properties that have been fully operational for two comparable reporting periods. Same Store Growth allows analysts, investors and management to analyze property operations and evaluate the growth trend of our portfolio. We use Same Store NOI internally as a performance measure and believe Same Store NOI is useful to investors as a performance measure because, when compared period over period, Same Store NOI reflects the impact on operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income.
Same Store NOI presented by us may not be comparable to Same Store NOI reported by other REITs that do not define Same Store NOI exactly as we do. We believe that in order to facilitate a clear understanding of our operating results, Same Store NOI should be examined in conjunction with our other performance measures including net income as presented in our consolidated financial statements and notes thereto. Same Store NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Supplemental Operating and		3rd Quarter 2005
Financial Data	Prentiss Properties Trust	Page 34

INVESTOR INFORMATION
Research Coverage

▪	AG EDWARDS

Dave AuBuchon
314.955.5452

▪	BANK OF AMERICA

Ross Nussbaum
212.847.5668

John Kim
212.847.5761

▪	CITIGROUP

Jon Litt
212.816.0231

John Stewart
212.816.1685

▪	DEUTSCHE BANK

Lou Taylor
212.469.4912

Kristin Brown
212.250.6799

▪	GREEN STREET ADVISORS

Jim Sullivan
949.640.8780

Cedrik Lachance
949.640.8780

▪	LEHMAN BROTHERS

David Harris
212.526.1790

▪	MCDONALD INVESTMENTS

Rich Moore
216.443.2815

Dave Rodgers
216.263.4785

▪	PRUDENTIAL SECURITIES

Jim Sullivan
212.778.2515

Jamie Feldman
212.778.1724

▪	RAYMOND JAMES

Paul Puryear
727.573.3800
x 32253

Bill Crow
727.573.8963

3890 West Northwest Highway, Suite 400
Dallas, Texas 75220
214.654.0886
This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.